                                                                   EXHIBIT 99.1


                  AMERICAN HOMEPATIENT, INC. AND SUBSIDIARIES
                             (DEBTOR-IN-POSSESSION)
                 INTERIM CONDENSED CONSOLIDATED BALANCE SHEETS
                                  (unaudited)

ASSETS

                                                                            March 31,             December 31,
                                                                              2003                    2002
                                                                          -------------           -------------

CURRENT ASSETS:
    Cash and cash equivalents                                             $  21,715,000           $  22,827,000
    Restricted cash                                                              67,000                  67,000
    Accounts receivable, less allowance for doubtful accounts of
      $22,684,000 and $22,991,000, respectively                              57,444,000              55,437,000
    Inventories, net of inventory reserves of $570,000 and
      $583,000, respectively                                                 15,789,000              16,565,000
    Prepaid expenses and other current assets                                 2,499,000               2,276,000
                                                                          -------------           -------------
          Total current assets                                               97,514,000              97,172,000
                                                                          -------------           -------------

PROPERTY AND EQUIPMENT, at cost:                                            173,711,000             171,021,000
    Less accumulated depreciation and amortization                         (122,103,000)           (120,594,000)
                                                                          -------------           -------------
          Property and equipment, net                                        51,608,000              50,427,000
                                                                          -------------           -------------

OTHER ASSETS:
    Goodwill, net                                                           121,214,000             121,214,000
    Investment in joint ventures                                              9,658,000               9,815,000
    Other assets                                                             12,555,000              12,315,000
                                                                          -------------           -------------
          Total other assets                                                143,427,000             143,344,000
                                                                          -------------           -------------
       TOTAL ASSETS                                                       $ 292,549,000           $ 290,943,000
                                                                          =============           =============


                                  (Continued)

                  AMERICAN HOMEPATIENT, INC. AND SUBSIDIARIES
                             (DEBTOR-IN-POSSESSION)
                 INTERIM CONDENSED CONSOLIDATED BALANCE SHEETS
                                  (unaudited)
                                  (Continued)

LIABILITIES AND SHAREHOLDERS' DEFICIT

                                                                     March 31,             December 31,
                                                                       2003                    2002
                                                                   -------------           -------------

LIABILITIES NOT SUBJECT TO COMPROMISE:
CURRENT LIABILITIES:
    Accounts payable                                               $  14,477,000           $  13,267,000
    Other payables                                                     1,726,000               1,637,000
    Accrued expenses:
       Payroll and related benefits                                    8,017,000               7,759,000
       Insurance, including self-insurance reserves                    6,068,000               5,829,000
       Other                                                           2,993,000               1,625,000
                                                                   -------------           -------------
          Total current liabilities                                   33,281,000              30,117,000
                                                                   -------------           -------------

NONCURRENT LIABILITIES:
    Minority interest                                                    491,000                 470,000
    Other noncurrent liabilities                                         113,000                 121,000
                                                                   -------------           -------------
          Total noncurrent liabilities                                   604,000                 591,000
                                                                   -------------           -------------

LIABILITIES SUBJECT TO COMPROMISE                                    301,921,000             307,829,000

SHAREHOLDERS' DEFICIT
    Preferred stock, $.01 par value; authorized 5,000,000
       shares; none issued and outstanding                                    --                      --
    Common stock, $.01 par value; authorized 35,000,000
       shares; issued and outstanding, 16,367,000 shares                 164,000                 164,000
    Paid-in capital                                                  173,985,000             173,985,000
    Accumulated deficit                                             (217,406,000)           (221,743,000)
                                                                   -------------           -------------
          Total shareholders' deficit                                (43,257,000)            (47,594,000)
                                                                   -------------           -------------
     TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT                   $ 292,549,000           $ 290,943,000
                                                                   =============           =============

                                  (Concluded)